UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 2018

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38204	82-139674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Draper Oakwood Investments, LLC

55 East 3rd Ave.

San Mateo, CA 94491

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (713) 213-7061

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 19, 2018, Draper Oakwood Technology Acquisition, Inc., a Delaware corporation (the “Company” or “Draper Oakwood”), held a special meeting of stockholders (the “Special Meeting”) with respect to its previously announced business combination (the “Business Combination”) with Reebonz Limited, a Singapore company (“Reebonz”). At the Special Meeting, a total of 5,633,726 (74.37%) of the Company’s issued and outstanding shares of common stock held of record as of December 5, 2018, the record date for the Special Meeting, were present by proxy, which constituted a quorum.

The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	To approve the Business Combination Agreement, dated as of September 4, 2018, by and among the Company, DOTA Holdings Limited, a Cayman Islands exempted company (“Holdco”), Reebonz and the other parties thereto, and approve the transactions contemplated thereby:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,508,160	125,566	0	0

2.	To approve the adoption of the 2018 Omnibus Equity Incentive Plan, the 2018 Reebonz Share Option Plan and the Management Performance Plan of Holdco:

a.	the 2018 Omnibus Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,592,561	41,165	0	0

b.	the 2018 Reebonz Share Option Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,592,561	41,165	0	0

c.	the Management Performance Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,592,561	41,165	0	0

3.	To approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in financing transactions in connection with the Business Combination:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,592,561	41,165	0	0

Item 8.01	Other Events

On December 19, 2018, Draper Oakwood issued a press release announcing the consummation of the Business Combination.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated as of December 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2018	Draper Oakwood Technology Acquisition, Inc.

	By:	/s/ Aamer Sarfraz
	Name:	Aamer Sarfraz
	Title:	Chief Executive Officer

3